--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 30, 2006
                             -----------------------

                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)
                            -------------------------

              DELAWARE                             1-06544                          74-1648137
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

                  1390 ENCLAVE PARKWAY, HOUSTON, TX 77077-2099
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (281) 584-1390

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The  information  provided  pursuant to this Item 2.02 is to be  considered
"filed" under the Securities Exchange Act of 1934 ("Exchange Act") and incorporated by reference in those filings of Sysco Corporation ("SYSCO") that provide for the incorporation of all reports and documents filed by SYSCO under the Exchange Act.

     On January 30, 2006, SYSCO issued a press release announcing its results of operations for the second quarter ended December 31, 2005 of the fiscal year ending July 1, 2006. SYSCO hereby incorporates by reference herein the information set forth in its Press Release dated January 30, 2006, a copy of which is attached hereto as Exhibit 99.1.

     Except for the historical information contained in this report, the statements made by SYSCO are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. SYSCO's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. Forward-looking statements in the Press Release are subject to certain risks and uncertainties described in the Press Release. For further information on other risk factors, please refer to the "Risk Factors" contained in SYSCO's Annual Report on Form 10-K for the fiscal year ended July 2, 2005 as filed with the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         Exhibit Number    Description

         99.1*             Press Release dated January 30, 2006

* This exhibit is filed, not furnished.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SYSCO CORPORATION



Date: January 30, 2006                     By: /s/ Michael C. Nichols
                                               ---------------------------------
                                               Michael C. Nichols
                                               Vice President, General Counsel
                                               and Corporate Secretary

                                  EXHIBIT INDEX



Exhibit Number    Description

99.1*             Press Release dated January 30, 2006

* This exhibit is filed, not furnished.